Retirement benefits	6 Months Ended
Jun. 30, 2021
Disclosure of defined benefit plans [abstract]
Retirement benefits	Retirement benefits
As at 30 June 2021, the Barclays Bank Group’s IAS 19 pension surplus across all schemes was £2.4bn (December 2020: £1.6bn). The UK Retirement Fund (UKRF), which is the Group’s main scheme, had an IAS 19 pension surplus of £2.6bn (December 2020: £1.8bn). The movement in the surplus for the UKRF was driven by payment of deficit reduction contributions, and an increase in the discount rate, partially offset by higher than expected long-term price inflation.
UKRF funding valuations
The latest annual update as at 30 September 2020 showed the funding deficit had improved to £0.9bn from the £2.3bn shown at the 30 September 2019 triennial valuation. The improvement was mainly due to £1.0bn of deficit reduction contributions paid over the year. The deficit recovery plan agreed at the last triennial valuation requires deficit reduction contributions from Barclays Bank PLC of £700m in 2021, £294m in 2022 and £286m in 2023. The deficit reduction contributions are in addition to the regular contributions to meet the Group’s share of the cost of benefits accruing over each year. £350m of the 2021 deficit reduction contributions were paid in April 2021, with the remaining £350m for 2021 due in September 2021. The next triennial actuarial valuation of the UKRF is due to be completed in 2023 with an effective date of 30 September 2022.